UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 10, 2012

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

 (208) 664-4859

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 10, 2012 Timberline Resources Corporation (the “Company”) issued a press release entitled “Timberline Resources to Acquire 100-Percent Ownership of the Butte Highlands Gold Mine”.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Items.

The Company announced on April 10, 2012 that it has signed a non-binding Letter of Intent to increase its ownership stake in the Butte Highlands Gold Project from 50-percent to 100-percent, acquiring the remaining interest from its joint venture partner, Highland Mining, LLC (“Highland Mining”).  The purchase, which is subject to negotiation and execution of binding definitive documents and other ordinary and customary closing conditions for a transaction of this type, including regulatory approvals, is anticipated to close in the second calendar quarter of 2012.  The consideration to be paid by the Company to acquire the remaining 50-percent interest is anticipated to include $5 million in cash at closing, $2 million in common stock of the Company, valued using the volume weighted average price of common stock of the Company as quoted on the NYSE Amex for the 20 business days preceding closing (number of shares not to exceed 5% of Timberline’s issued and outstanding shares of common stock); a Net Smelter Royalty (“NSR”) of 5% on the first 250,000 ounces of gold production from Butte Highlands, and a 2% NSR on gold production from Butte Highlands in excess of 250,000 ounces. In addition, Highland Mining will cancel its loan balance, including accrued interest, due from Butte Highlands JV, LLC pursuant to a promissory note dated July 22, 2009 for more than $24-million of development costs incurred at the project to-date.  There is no assurance that the purchase of the remaining membership interests of Butte Highlands JV, LLC from Highland Mining will be completed by the second calendar quarter of 2012 or at all.

Forward-Looking Statements

Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements reflect the Company's expectations about its potential acquisition of the remaining interest in the Butte Highlands Gold Project from its joint venture partner, Highland Mining, LLC.   These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors. These risks and uncertainties include whether or not the Company can fund the purchase, the risk that the transaction may take longer to complete than planned, and the risk that either party may decide not to pursue the transaction.  These risks are further qualified by the risk factors discussed under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended September 30, 2011.  Except as required by Federal securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated April 10, 2012.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: April 13, 2012	By:	/s/ Randal Hardy
Randal Hardy Chief Financial Officer and Director

 EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated April 10, 2012.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.